UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

 _______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 1, 2024

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	000-9881	54-1162807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, Virginia 22824
(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

The information set forth below under the headings “GCM Grosvenor Investor Rights Agreement,” “ECP Registration Rights Agreement” and “Amendment No. 3 to Credit Agreement” in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Horizon Transaction

On April 1, 2024 (the “Closing Date”), Shenandoah Telecommunications Company (“Shentel”) completed its previously announced acquisition of Horizon Acquisition Parent LLC, a Delaware limited liability company (“Horizon”), pursuant to the terms of an Agreement and Plan of Merger, dated October 24, 2023, by and among Shentel, Horizon, the sellers set forth on the signature pages thereto (each, a “Seller” and collectively, the “Sellers”) and the other parties thereto (as amended by the First Amendment to Agreement and Plan of Merger, dated April 1, 2024, the “Merger Agreement”).

Subject to the terms and conditions of the Merger Agreement, on the Closing Date, Shentel acquired 100% of the outstanding equity interests of Horizon in exchange for (i) issuing 4,100,375 shares of Shentel’s common stock, no par value (“Common Stock”), to an investment fund managed by affiliates of GCM Grosvenor (“GCM Grosvenor”), which is one of the Sellers; and (ii) paying $305 million in cash consideration to the other Sellers and certain third parties, including Horizon’s existing lenders to discharge debt (collectively, the “Horizon Transaction”).

In addition, Shentel paid certain Sellers an additional amount of approximately $39 million based on Horizon’s capital expenditures funded by capital contributions of such Sellers between July 1, 2023 and the Closing Date, plus interest in the amount of 6.00% per annum.

The Merger Agreement and the Horizon Transaction contemplated thereby are more fully described in Shentel’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on October 25, 2023 (the “Initial Form 8-K”), which description is incorporated herein by reference. Such description and the foregoing description of the Merger Agreement and the Horizon Transaction do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and Exhibit 2.2 hereto and is incorporated herein by reference.

GCM Grosvenor Investor Rights Agreement

In connection with the consummation of the Horizon Transaction and Shentel’s issuance of 4,100,375 shares of Common Stock to GCM Grosvenor, on the Closing Date, Shentel entered into an Investor Rights Agreement (the “Investor Rights Agreement”) with GCM Grosvenor. Subject to the terms and conditions set forth in the Investor Rights Agreement, as of the Closing Date, GCM Grosvenor has the right to designate a non-voting observer to Shentel’s board of directors (the “Board”) until the Board appoints a director designated by GCM Grosvenor to the Board (the “GCM Grosvenor Director”) to serve as a member of the director class expiring in 2025. Shentel expects to appoint the GCM Grosvenor Director following Shentel’s Annual Meeting of Shareholders to be held on April 30, 2024 (the “2024 Annual Meeting”). So long as GCM Grosvenor beneficially owns at least 5.0% of Shentel’s outstanding Common Stock, GCM Grosvenor has the right to nominate a GCM Grosvenor Director and is subject to certain standstill provisions and voting covenants.

GCM Grosvenor is also subject to certain transfer restrictions under the Investor Rights Agreement, including a lock-up on transfer of the shares of Common Stock until the first anniversary of the Closing Date. In addition, the Investor Rights Agreement provides GCM Grosvenor with customary demand and piggy-back registration rights and certain other rights, including, among others, preemptive and information rights. The demand and piggy-back registration rights are subject to blackout periods and certain additional conditions.

The Investor Rights Agreement and the transactions contemplated thereby are more fully described in the Initial Form 8-K, which description is incorporated herein by reference. Such description and the foregoing description of the Investor Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Investor Rights Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

ECP Investment Agreement and Series A Preferred Stock

Contemporaneously with the execution of the Merger Agreement, on October 24, 2023, Shentel and Shentel Broadband Holding Inc., a wholly-owned subsidiary of Shentel (“Shentel Broadband”), entered into an investment agreement (the “Investment Agreement”) with ECP Fiber Holdings, LP, a Delaware limited partnership (“ECP Investor”), and, solely for the limited purposes set forth therein, Hill City Holdings, LP, a Delaware limited partnership affiliated with ECP Investor (“Hill City”). Subject to the terms and conditions set forth in the Investment Agreement, on the Closing Date, Shentel Broadband issued to ECP Investor 81,000 shares of Shentel Broadband’s 7% Series A Participating Exchangeable Perpetual Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), at a purchase price of $1,000 per share in exchange for $81 million in cash. The Series A Preferred Stock is exchangeable in certain circumstances for shares of Common Stock at an exchange price of $24.50 per share (as it may be adjusted pursuant to customary terms of the Investment Agreement, the “Exchange Price”).

As a condition to closing the transactions contemplated by the Investment Agreement, Shentel completed a corporate reorganization of Shentel’s subsidiaries (the “Reorganization”). As a result of the Reorganization effected on the Closing Date, Shentel Broadband, both directly and through its subsidiaries, holds all of the operating assets of Shentel, except for any Holding Company Assets (as defined in the Investment Agreement).

On the Closing Date, Shentel Broadband filed a certificate of designations with the Secretary of State of the State of Delaware authorizing 100,000 shares of Series A Preferred Stock and setting forth the powers, designations, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock (the “Certificate of Designations”). The Series A Preferred Stock ranks senior to Shentel’s Common Stock with respect to the payment of dividends and with respect to the distribution of assets upon Shentel Broadband’s liquidation, dissolution or winding up. Dividends on the Series A Preferred Stock accrue at 7% per annum compounded and payable quarterly in arrears, and, at Shentel’s option, may be paid in cash or in kind (such dividends paid in kind, “PIK Dividends”). The PIK Dividend rate is subject to increase to 8.5% and 10% after the fifth and seventh anniversaries of the Closing Date, respectively, to the extent any dividends accrued during the period from and including such anniversary dates are paid in the form of PIK Dividends.

Beginning two years after the Closing Date, Shentel may require ECP Investor to exchange the Series A Preferred Stock for shares of Common Stock if the price per share of the Common Stock exceeds 125% of the Exchange Price, subject to certain conditions. After five years, Shentel may redeem all of the Series A Preferred Stock for the greater of (i) $1,000 per share, plus (a) any accrued PIK Dividend amount and (b) accrued and unpaid dividends to, but excluding the redemption date (to the extent such accrued and unpaid dividends are not included in such PIK Dividend amount), and (ii) the value of the shares of Common Stock for which such Series A Preferred Stock are exchangeable.

Under the terms of the Investment Agreement, ECP Investor has the right to nominate a director (the “ECP Investor Director”) to the Board so long as ECP Investor beneficially owns at least 7.5% of Shentel’s outstanding Common Stock (including on an as exchanged basis with respect to the Series A Preferred Stock). Pursuant to the Investment Agreement and as disclosed in Shentel’s proxy statement for the 2024 Annual Meeting, Shentel is seeking shareholder approval of an amendment to its articles of incorporation to increase the size of the Board to permit the ECP Investor Director to be seated. In the event that the ECP Investor Director is not seated on the Board, ECP Investor has the right to designate a non-voting Board observer until such time as the ECP Investor Director is seated on the Board. Additionally, if the ECP Investor Director is not seated on the Board after the 2024 Annual Meeting, the dividend rate on the Series A Preferred Stock will increase by 100 basis points until the ECP Investor Director is seated.

So long as ECP Investor beneficially owns at least 7.5% of Shentel’s outstanding Common Stock (including on an as exchanged basis with respect to the Series A Preferred Stock), ECP Investor is subject to certain standstill provisions and voting covenants and has certain other rights with respect to the shares of Series A Preferred Stock, including, among others, pre-emptive, information and participation rights. The shares of Series A Preferred Stock are subject to a lock-up until the first anniversary of the Closing Date and are subject to certain other transfer restrictions.

The Investment Agreement, the transactions contemplated thereby and the terms of the Series A Preferred Stock are more fully described in the Initial Form 8-K, which description is incorporated herein by reference. Such description and the foregoing description of the Investment Agreement and the Series A Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the full text of the Investment Agreement and the Certificate of Designations, which are filed as Exhibit 2.3 and Exhibit 10.1, respectively, hereto and are incorporated herein by reference.

ECP Registration Rights Agreement

Pursuant to a Registration Rights Agreement, entered into on the Closing Date, by and among Shentel, ECP Investor and Hill City (the “Registration Rights Agreement”), ECP Investor has customary demand and piggy-back registration rights with respect to the shares of Common Stock issuable upon exchange of the Series A Preferred Stock. The demand and piggy-back registration rights are subject to blackout periods and certain additional conditions.

The foregoing description of the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Amendment No. 3 to Credit Agreement

On April 1, 2024, Shentel entered into Amendment No. 3 to Credit Agreement, Incremental Term Loan Funding Agreement, Joinder and Assignment and Assumption (the “Third Amendment”) to its existing Credit Agreement, dated as of July 1, 2021, with various financial institutions party thereto (the “Lenders”) and CoBank, ACB, as administrative agent for the Lenders (as previously amended by Amendment No. 1 to Credit Agreement, dated as of May 17, 2023, and Consent and Amendment No. 2 to Credit Agreement, dated October 24, 2023, the “Credit Agreement”).

Pursuant to the Third Amendment, and following the consummation of the Reorganization, Shentel Broadband Operations LLC, a Delaware limited liability company and a wholly-owned subsidiary of Shentel Broadband (the “Successor Borrower”), assumed and succeeded to all of the rights and obligations of Shentel as the “borrower” under the Credit Agreement, and Shentel was released from its obligations under the Credit Agreement.

The Third Amendment provides for, among other things, incremental delay draw term loan commitments under the Credit Agreement in an aggregate amount equal to $225 million and an increase in the revolving commitment under the Credit Agreement in an amount equal to $50 million.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On the Closing Date, Shentel issued 4,100,375 shares of Common Stock to GCM Grosvenor and Shentel Broadband issued 81,000 shares of Series A Preferred Stock to ECP Investor, in each case in reliance on exemptions from registration.

The information set forth above under the headings “GCM Grosvenor Investor Rights Agreement” and “ECP Investment Agreement and Series A Preferred Stock” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information set forth above under the headings “GCM Grosvenor Investor Rights Agreement” and “ECP Investment Agreement and Series A Preferred Stock” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under the headings “GCM Grosvenor Investor Rights Agreement” and “ECP Investment Agreement and Series A Preferred Stock” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 1, 2024, Shentel issued a press release announcing the closing of the Horizon Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information (including Exhibit 99.1) be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Horizon required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information,

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated October 24, 2023, by and among Shenandoah Telecommunications Company, Fox Merger Sub I Inc., Fox Merger Sub II LLC, Horizon Acquisition Parent LLC, Novacap TMT V, L.P. and the Sellers set forth on the signature pages thereto (incorporated by reference to Exhibit 2.1 to Shentel’s Current Report on Form 8-K filed on October 26, 2023)

2.2	First Amendment to Agreement and Plan of Merger, dated April 1, 2024, by and among Shenandoah Telecommunications Company and Novacap TMT V, L.P., as Seller Representative

2.3*	Investment Agreement, dated October 24, 2023, by and among Shenandoah Telecommunications Company, Shentel Broadband Holding Inc., ECP Fiber Holdings, LP and, solely for the limited purposes specified therein, Hill City Holdings, LP (incorporated by reference to Exhibit 2.2 to Shentel’s Current Report on Form 8-K filed on October 26, 2023)

10.1	Certificate of Designations of Series A Participating Exchangeable Perpetual Preferred Stock

10.2*	Investor Rights Agreement, dated April 1, 2024, between Shenandoah Telecommunications Company and LIF Vista, LLC

10.3*	Registration Rights Agreement, dated April 1, 2024, by and among Shenandoah Telecommunications Company, ECP Fiber Holdings, LP and, solely for the limited purposes specified therein, Hill City Holdings, LP

10.4*	Amendment No. 3 to Credit Agreement, dated April 1, 2024, by and among Shenandoah Telecommunications Company, certain of its subsidiaries, CoBank ACB, as administrative agent, and the lenders party thereto

99.1	Press Release, dated April 1, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Shentel agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Forward-Looking Statements

This communication contains forward-looking statements about Shentel within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) regarding, among other things, its business strategy, its prospects and its financial position. These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “plans,” “should,” “could,” or “anticipates” or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. The forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to Shentel’s beliefs and expectations as to future events and trends affecting its business that are necessarily subject to uncertainties, many of which are outside Shentel’s control. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved, and actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors. A discussion of other factors that may cause actual results to differ from management’s projections, forecasts, estimates and expectations is available in Shentel’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Reports on Form 10-Q. Those factors may include, among others, Shentel’s ability to satisfy the closing conditions for subsequent tower sale closings, the expected savings and synergies from the Horizon Transaction may not be realized or may take longer or cost more than expected to realize, changes in overall economic conditions including rising inflation, regulatory requirements, changes in technologies, changes in competition, demand for our products and services, availability of labor resources and capital, natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, and other conditions. The forward-looking statements included are made only as of the date of the statement. Shentel undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Dated: April 1, 2024	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer